MANAGEMENT'S ASSESSMENT ON COMPLIANCE WITH ITEM 1122 CRITERIA

     1. Wilshire Credit Corporation ("Wilshire") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period") as set forth in Appendix A hereto. The transactions covered by this report are attached hereto as Appendix B and include asset-backed securities transactions for which Wilshire has acted as a servicer involving residential mortgage loans (the "Platform").

     2. Wilshire has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Wilshire elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;

     3. Except as set forth in paragraph 5 below, Wilshire used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

     4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Wilshire based on the activities it performs, directly or through its Vendors, with respect to the Platform;

     5. Wilshire has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except that for one of the forty-five loan payoffs selected for testing, Wilshire calculated the prepayment charge in accordance with the related mortgage note, but transposed the numbers when entering the charge into Wilshire's system, resulting in an overcharge to the borrower. The error has been corrected and the overcharge has been refunded to the borrower.

     6. Wilshire has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole;

     7. Wilshire has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and

     8. Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on Wilshire's assessment of compliance with the applicable servicing criteria for the Reporting Period.

DATE: February 28, 2007
                                Wilshire Credit Corporation

                                By: /s/ Ken Frye
                                Ken Frye
                                Senior Vice President, Loan Servicing



                                         APPENDIX A

---------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                                  INAPPLICABLE
                                                                                        APPLICABLE                  SERVICING
                                     SERVICING CRITERIA                             SERVICING CRITERIA              CRITERIA*
---------------------------------------------------------------------------- ---------------------------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                                                                                                 PERFORMED BY
                                                                                                  VENDOR(S)
                                                                                                   FOR WHICH
                                                                                                  WILSHIRE IS
                                                                                PERFORMED             THE
                                                                                     BY           RESPONSIBLE
  REFERENCE                              CRITERIA                                 WILSHIRE           PARTY
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                               GENERAL SERVICING CONSIDERATIONS
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(1)(i)       Policies  and  procedures  are  instituted  to
                    monitor any X(1) performance or other triggers
                    and events of default in  accordance  with the
                    transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(1)(ii)      If any material servicing activities are outsourced to
                    third parties, policies and procedures are instituted            X
                    to monitor the third party's performance and
                    compliance with such servicing activities.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(1)(iii)     Any requirements in the transaction agreements to                                                   X
                    maintain a back-up servicer for the mortgage loans are
                    maintained.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in
                    effect on the party participating in the servicing               X
                    function throughout the reporting period in the amount
                    of coverage required by and otherwise in accordance
                    with the terms of the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                              CASH COLLECTION AND ADMINISTRATION
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(2)(i)       Payments on pool assets are deposited into the                               X(3)
                    appropriate custodial bank accounts and related bank     X(2)
                    clearing accounts no more than two business days
                    following receipt, or such other number of days
                    specified in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(2)(ii)      Disbursements made via wire transfer on behalf
                    of an obligor or to an investor  are made only
                    by authorized X(4) personnel.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(2)(iii)     Advances of funds or guarantees regarding collections,
                    cash flows or distributions, and any interest or other           X
                    fees charged for such advances, are made, reviewed and
                    approved as specified in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                    The related accounts for the transaction, such
                    as   cash   reserve   accounts   or   accounts
                    established     as    a    form     of    X(5)
                    overcollateralization,      are     separately
                    maintained  (e.g., with respect to commingling
                    of cash) as set
1122(d)(2)(iv) forth in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(2)(v)       Each custodial account is maintained at a federally
                    insured depository institution as set forth in the       X(6)
                    transaction agreements. For purposes of this
                    criterion, "federally insured depository institution"
                    with respect to a foreign financial institution means
                    a foreign financial institution that meets the
                    requirements of Rule 13k-1(b)(1) of the Securities
                    Exchange Act.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent
                    unauthorized access.                                             X
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for
                    all asset-backed securities related bank accounts,
                    including custodial accounts and related bank clearing
                    accounts. These reconciliations are (A) mathematically   X(7)
                    accurate; (B) prepared within 30 calendar days after
                    the bank statement cutoff date, or such other number
                    of days specified in the transaction agreements; (C)
                    reviewed and approved by someone other than the person
                    who prepared the reconciliation; and (D) contain
                    explanations for reconciling items. These reconciling
                    items are resolved within 90 calendar days of their
                    original identification, or such other number of days
                    specified in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                              INVESTOR REMITTANCES AND REPORTING
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(3)(i)       Reports to investors, including those to be filed with
                    the Commission, are maintained in accordance with the
                    transaction agreements and applicable Commission
                    requirements. Specifically, such reports (A) are
                    prepared in accordance with timeframes and other terms   X(8)
                    set forth in the transaction agreements; (B) provide
                    information calculated in accordance with the terms
                    specified in the transaction agreements; (C) are filed
                    with the Commission as required by its rules and
                    regulations; and (D) agree with investors' or the
                    trustee's records as to the total unpaid principal
                    balance and number of mortgage loans serviced by the
                    Servicer.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(3)(ii)      Amounts due to  investors  are  allocated  and
                    remitted  in   accordance   with   timeframes,
                    distribution priority and X(9) other terms set
                    forth in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                    Disbursements  made to an investor  are posted
                    within  two  business  days to the  Servicer's
                    investor  records,  X or such other  number of
                    days specified in the
1122(d)(3)(iii) transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                    Amounts remitted to investors per the investor
                    reports agree with cancelled  checks, or other
                    form of payment, X(10)
1122(d)(3)(iv) or custodial bank statements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                                   POOL ASSET ADMINISTRATION
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(i)       Collateral or security on pool assets is maintained as
                    required by the transaction agreements or related                X
                    mortgage loan documents.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                    Pool assets and related documents are safeguarded as
1122(d)(4)(ii)      required by the transaction agreements                   X(11)
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(iii)     Any additions,  removals or  substitutions  to
                    the asset pool are made, reviewed and approved
                    in  accordance  X(12) with any  conditions  or
                    requirements in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(iv)      Payments on pool assets, including any payoffs, made
                    in accordance with the related pool asset documents
                    are posted to the Servicer's obligor records                     X
                    maintained no more than two business days after
                    receipt, or such other number of days specified in the
                    transaction agreements, and allocated to principal,
                    interest or other items (e.g., escrow) in accordance
                    with the related pool asset documents.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(v)       The Servicer's records regarding the pool assets agree
                    with the Servicer's records with respect to an                   X
                    obligor's unpaid principal balance.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(vi)      Changes with respect to the terms or status of an
                    obligor's pool asset (e.g., loan modifications or                X
                    re-agings) are made, reviewed and approved by
                    authorized personnel in accordance with the
                    transaction agreements and related pool asset
                    documents.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance
                    plans, modifications and deeds in lieu of foreclosure,           X
                    foreclosures and repossessions, as applicable) are
                    initiated, conducted and concluded in accordance with
                    the timeframes or other requirements established by
                    the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(viii)    Records documenting collection efforts are maintained
                    during the period a pool asset is delinquent in
                    accordance with the transaction agreements. Such
                    records are maintained on at least a monthly basis, or           X
                    such other period specified in the transaction
                    agreements, and describe the entity's activities in
                    monitoring delinquent mortgage loans including, for
                    example, phone calls, letters and payment rescheduling
                    plans in cases where delinquency is deemed temporary
                    (e.g., illness or unemployment).
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(ix)      Adjustments to interest rates or rates of return for             X
                    pool assets with variable rates are computed based on
                    the related mortgage loan documents.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such           X
                    as escrow accounts): (A) such funds are analyzed, in
                    accordance with the obligor's pool asset documents, on
                    at least an annual basis, or such other period
                    specified in the transaction agreements; (B) interest
                    on such funds is paid, or credited, to obligors in
                    accordance with applicable pool asset documents and
                    state laws; and (C) such funds are returned to the
                    obligor within 30 calendar days of full repayment of
                    the related pool asset, or such other number of days
                    specified in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or    X(13)
                    insurance payments) are made on or before the related
                    penalty or expiration dates, as indicated on the
                    appropriate bills or notices for such payments,
                    provided that such support has been received by the
                    Servicer at least 30 calendar days prior to these
                    dates, or such other number of days specified in the
                    transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(xii)     Any late payment  penalties in connection with
                    any X(14)  payment  to be made on behalf of an
                    obligor are paid from the Servicer's funds and
                    not  charged to the  obligor,  unless the late
                    payment  was  due to the  obligor's  error  or
                    omission.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                    Disbursements made on behalf of an obligor are
                    posted  X  within  two  business  days  to the
                    obligor's records  maintained by the Servicer,
                    or such other number of
1122(d)(4)(xiii) days specified in the transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts            X
                    are recognized and recorded in accordance with the
                    transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
------------------- -------------------------------------------------------- ------------------- -------------- ------------------
                    Any  external  enhancement  or other  support,
                    identified in Item  1114(a)(1)  through (3) or
                    Item 1115 of
                    Regulation AB, is maintained as set forth in the                                                    X
1122(d)(4)(xv)      transaction agreements.
------------------- -------------------------------------------------------- ------------------- -------------- ------------------



_______________________
(1) Wilshire institutes policies and procedures to only monitor any performance or event of default it is responsible for monitoring pursuant to the transaction agreements.

(2) Wilshire performs the criterion 1122(d)(2)(i) except for the lockbox function, which is a specific, limited activity. Wilshire retains a vendor to perform the lockbox function. Wilshire is only responsible for those custodial accounts held by it as specified in the transaction agreements.

(3) Wilshire retains a vendor to perform the lockbox function, which is a specific, limited activity. Wilshire is the responsible party for the lockbox function.

(4) Wilshire does not disburse funds to the certificateholders.


(5) Wilshire only maintains custodial accounts it is responsible for as set forth in the transaction agreements.


(6) Wilshire only maintains custodial accounts it is responsible for as set forth in the transaction agreements.

(7) Wilshire only performs reconciliations for those asset-backed securities bank accounts it is responsible for in the transaction agreements.

(8)  Wilshire only maintains  reports it is responsible  for as specified in the
     transaction   agreements.   Wilshire  does  not  provide   reports  to  the
     certificateholders or file reports with the Commission.

(9) Wilshire only allocates and makes available loan payments to the Master Servicer pursuant to its responsiblities under the transaction agreements. Wilshire is not responsible for the allocation or remittance of funds to certificateholders.

(10) Wilshire only remits funds and provides certain investor reports to the Master Servicer pursuant to its responsibilities in the transaction agreements. Wilshire does not disburse funds to the certificateholders.

(11) Wilshire safeguards only the pool assets and related documents it receives pursuant to the transaction agreements.

(12) Wilshire only facilitates the Master Servicer in making certain additions, removals or substitutions to the asset pool. The Master Servicer reviews and approves addtions, removals or substitutions to the asset pool.

(13) Wilshire performs the criteria in 1122(d)(4)(xi) for certain loans in the Platform. For all other loans in the Platform, Wilshire retains a property tax payment provider to perform the servicing criteria 1122(d)(4)(i). The property tax payment provider has provided an assessment of compliance and accountants attestation for servicing criteria 1122(d)(4)(i).

(14) Wilshire performs the criteria in 1122(d)(4)(xii) for certain loans in the Platform. For all other loans in the Platform, Wilshire retains a property tax payment provider to perform the servicing criteria 1122(d)(4)(xii). The property tax payment provider has provided an assessment of compliance and accountants attestation for servicing criteria 1122(d)(4)(xii).



                                        WILSHIRE CREDIT CORPORATION, SERVICER
                                               2006 SECURITIES LISTING
                            Exhibit to Regulation AB Attestation and Management Assertion

                                                                                APPENDIX B
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        POOL             DESCRIPTION                                             VERBIAGE
-----------------------------------------------------------------------------------------------------------------------------------
        436          MLMI 2006-SL1       Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-SL1
        576          RFC MASTER SERVICED 2006-RP1, 2006-RP2, 2006-RP3, 2006-RP4, 2006-SP1, 2006-SP2, 2006-SP3, 2006-SP4
        623          MLMI 2006-HE1       Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Wells Fargo Bank,
                                         N.A., Trustee for the Merrill Lynch Mortgage Investors Trust, Series 2006-HE1
        628          MLMI 2006-WMC1      Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Wells Fargo Bank,
                                         N.A., Trustee for the Merrill Lynch Mortgage Investors Trust, Series 2006-WMC1
        635             CSFB HEMT 2006-1 Pooling & Servicing Agreement dated as of February 1, 2006 between Credit Suisse First
                                         Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller,
                                         Wilshire Credit Corporation, Servicer, Ocwen Loan Servicing, LLC, Servicer, Select
                                         Portfolio Servicing, Inc., Special Servicer and U.S. Bank National Association, Trustee
                                         for the Home Equity Mortgage Trust Series 2006-1
        636          MLMI 2006-RM1       Pooling & Servicing Agreement dated as of January 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-RM1
        637          MLMI 2006-WMC2      Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-WMC2
        639          MLMI 2006-HE2       Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-HE2
        643          MLMI 2006-AR1       Pooling & Servicing Agreement dated as of April 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-AR1
        644             CSFB HEMT 2006-2 Servicing Agreement dated as of April 28, 2006 between Wilshire Credit Corporation,
                                         Servicer, Ocwen Loan Servicing, LLC, Servicer, PNC Bank, N.A., Servicer, Select
                                         Portfolio Servicing, Inc., Special Servicer Home Equity Mortgage Trust 2006-2, Issuer
                                         and U.S. Bank National Association, Indenture Trustee
        652          MLMI 2006-RM2       Pooling & Servicing Agreement dated as of May 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-RM2
        653             CSFB HEMT 2006-3 Pooling & Servicing Agreement dated as of June 1, 2006 between Credit Suisse First
                                         Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller,
                                         Wilshire Credit Corporation, Servicer, Ocwen Loan Servicing, LLC, Servicer, Select
                                         Portfolio Servicing, Inc., Servicer and Special Servicer and U.S. Bank National
      Association, Trustee for the Home Equity Mortgage Trust Series 2006-3
        657          MLMI 2006-AHL1      Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-AHL1
        659          MLMI 2006-HE3       Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-HE3
        660          MLMI 2006-FM1       Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-FM1
        665          MLMI 2006-SL2       Pooling & Servicing Agreement dated as of July 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-SL2
        669          MLMI 2006-HE4       Pooling & Servicing Agreement dated as of July 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-HE4
        674          MLMI 2006-SD1       Pooling & Servicing Agreement dated as of August 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-SD1
        676          MLMI 2006-HE5       Pooling & Servicing Agreement dated as of September 1, 2006, between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, LaSalle Bank National Association, Master Servicer
                                         and Securities Administrator, Indymac Bank, FSB, Servicer, Wilshire Credit Corporation,
                                         Servicer, and Citibank, N.A., Trustee for MLMI 2006-HE5
        679          MLMI 2006-MLN1      Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle
                                         Bank National Association, Trustee for the Merrill Lynch Mortgage Investors Trust,
                                         Series 2006-MLN1
        680          MLMI 2006-RM4       Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle
                                         Bank National Association, Trustee for the Merrill Lynch Mortgage Investors Trust,
                                         Series 2006-RM4
        685          MLMI 2006-RM5       Pooling & Servicing Agreement dated as of October 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle Bank
                                         National Association, Trustee for the Merrill Lynch Mortgage Investors Trust, Series
                                         2006-RM5
        689          MLMI 2006-HE6       Pooling & Servicing Agreement dated as of Decmeber 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and Lasalle
                                         Bank National Association, Trustee for the Merrill Lynch Mortgage Investors Trust,
                                         Series 2006-HE6
        1406         MLMI SURF 2006-AB1  Pooling & Servicing Agreement dated as of February 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                         Bank National Association, Trustee for SURF 2006-AB1
        1407         MLMI SURF 2006-BC1  Pooling & Servicing Agreement dated as of February 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                         Bank National Association, Trustee for SURF 2006-BC1
        1408         MLMI SURF 2006-BC2  Pooling & Servicing Agreement dated as of March 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank
                                         National Association, Trustee for SURF 2006-BC2
        1409         MLMI SURF 2006-BC3  Pooling & Servicing Agreement dated as of June 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank
                                         National Association, Trustee for SURF 2006-BC3
        1410         MLMI SURF 2006-AB2  Pooling & Servicing Agreement dated as of May 1, 2006 between Merrill Lynch Mortgage
                                         Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S. Bank
                                         National Association, Trustee for SURF 2006-AB2
        1411         MLMI SURF 2006-AB3  Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                         Bank National Association, Trustee for SURF 2006-AB3
        1412         MLMI SURF 2006-BC4  Pooling & Servicing Agreement dated as of September 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                         Bank National Association, Trustee for SURF 2006-BC4
        1413         MLMI SURF 2006-BC5  Pooling & Servicing Agreement dated as of November 1, 2006 between Merrill Lynch
                                         Mortgage Investors, Inc., Depositor, Wilshire Credit Corporation, Servicer, and U.S.
                                         Bank National Association, Trustee for SURF 2006-BC5


